UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of
Securities Exchange Act of 1934
Date of Report: September 12, 2006

Commission file number 1-7436
HSBC USA INC.
(Exact name of registrant as specified in its charter)

Maryland	13-2764867
(State of incorporation)	(IRS Employer Identification Number)

452 Fifth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)
(212) 525-3735
Registrant’s telephone number, including area code
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

A slide presentation made by Mr. Siddarth (Bobby) Menta, Chief Executive Officer of HSBC North America Holdings Inc., parent of the registrant, HSBC USA Inc., to the 2006 Lehman Brothers Financial Services Conference in New York on September 12, 2006 is included in this Form 8-K as Exhibit 99 and is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.
This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (d) Exhibits.

No.	Exhibit

99	Slide presentation to the 2006 Lehman Brothers Financial Services Conference.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.
(Registrant)

By:	/s/ Clive Bucknall

Clive Bucknall
Executive Vice President, Controller
Dated: September 12, 2006